SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005


                           FRANKLIN AUTO TRUST 2004-2

             (Exact name of registrant as specified in its charter)


         DELAWARE                       333-106297              11-6600816
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File Nos.)       Identification Number)


    47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH                 84101
         (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: (800) 763-3400


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          (Former name or former address, if changed since last report)

Item 8.01    Other Events

The Monthly Servicing Report relating to the Franklin Auto Trust 2004-2 for the Collection Period ended February 28, 2005 is attached hereto as Exhibit 19.1 and incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibit

Exhibit 19.1 -      Franklin Auto Trust 2004-2 Monthly Servicing Report for the
                    Collection Period ending February 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FRANKLIN AUTO TRUST 2004-2
                                   (Registrant)

                                   By:  Franklin Capital Corporation
                                        Servicer of the Trust

Date:  March 23, 2005                   /s/ Harold E. Miller, Jr.
                                        -------------------------
                                        HAROLD E. MILLER, JR.
                                        President

                                    Exhibits

Exhibit 19.1 - Franklin Auto Trust 2004-2 Monthly Servicing Report for the
               Collection Period ending February 28, 2005.